EXHIBIT 10.4.2

                               SECURITY AGREEMENT



         This Security Agreement (the "AGREEMENT") is dated as of May 2, 2000 by and between Homegold, Inc., a South Carolina corporation (the "BORROWER"), the other entities which are listed on the signature pages hereto as Debtors or which may from time to time become parties hereto as debtors (collectively, including the Borrower, the "DEBTORS" and individually each "DEBTOR") and Household Commercial Financial Services, Inc., a Delaware corporation with its mailing address at 700 North Wood Dale Road, Building 3A, Wood Dale, Illinois 60191 as secured party hereunder (the "LENDER");

                        W I T N E S S E T H   T H A T:

         WHEREAS, the Borrower and the Lender have entered into a Credit Agreement dated as of May 2, 2000 (such Credit Agreement as the same may from time to time be amended or restated from time to time being hereinafter referred to as the "CREDIT AGREEMENT") pursuant to which the Lender has agreed, subject to certain terms and conditions, to extend credit to the Borrower; and

         WHEREAS, each of the other Debtors has executed and delivered a guaranty (as amended or modified from time to time, the "GUARANTY") of all obligations of the Borrower, including all obligations of the Borrower under the Credit Agreement;

         WHEREAS, as a condition precedent to entering into the Credit Agreement, the Lender has required, among other things, that the Debtors grant to the Lender, a lien on and security interest in certain personal property of the Borrower as collateral security for such credit facilities, the Guaranty and related obligations pursuant to this Agreement and various other instruments and documents;

         NOW, THEREFORE, for and in consideration of the execution and delivery by the Lender of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

         1. TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         2. GRANT OF SECURITY INTEREST IN THE COLLATERAL.

                  (a) Each Debtor hereby grants to the Lender a security interest in, and acknowledges and agrees that the Lender has and shall continue to have a continuing security interest in, any and all right, title and interest of such Debtor, whether now existing or hereafter acquired or arising, in and to:

                           (i) MORTGAGE LOANS. Mortgage Loans, whether now
existing or hereafter arising and however evidenced or acquired, in which Debtor now has or hereafter acquires any rights and for which the promissory notes evidencing the same shall, from time to time, be either identified by Debtor for inclusion in the Borrowing Base or in the possession of the Lender (or an agent or bailee acting on behalf of the Lender) (the term "MORTGAGE LOANS" means and includes any loans made or acquired by Debtor secured by real estate including without limitation (i) all promissory notes, mortgages, deeds of trust or other security documents, (ii) all guaranties and insurance policies, including without limitation, all mortgage and title insurance policies and (iii) all right, title and interest of the owner of such loan in any interest in any kind of property or asset relating thereto whether real, personal or mixed, or tangible or intangible);

                           (ii) RIGHTS AND CLAIMS RE: SALES AND TAKE-OUT
COMMITMENTS. All rights and claims of Debtor, whether now existing or hereafter arising and however evidenced or acquired, relating to the sale and or other disposition of Mortgage Loans or any other Collateral, including, without limitation, (i) all payments and right to receive or retain sums of money on account of or for sales or other dispositions of Mortgage Loans or any other Collateral and (ii) all rights (but not obligations) of Debtor under all Take-Out Commitments, now existing or hereafter arising, covering any Mortgage Loans, all rights to deliver Mortgage Loans, to purchasers or permanent investors pursuant thereto and all proceeds resulting from the disposition of such Mortgage Loans, pursuant thereto (the term "TAKE-OUT COMMITMENT" means with respect to any Mortgage Loan: (a) a commitment issued in favor of and held by Debtor made by another party under which said party agrees to purchase such loan or (b) an underwriting agreement with a third party);

                           (iii) SERVICING RIGHTS. All now existing or hereafter
arising rights to service, administer and/or collect Mortgage Loans (unless any such assignment shall be prohibited) and all rights to the payment of money on account of such servicing, administration and/or collection activities;

                           (iv) RECEIVABLES. Receivables, whether now existing
or hereafter arising, and however evidenced or acquired, in which Debtor now has or hereafter acquires any rights which constitute or relate to any of the other Collateral herein described (the term "RECEIVABLES" means and includes accounts, accounts receivable, contract rights, instruments, notes, drafts, acceptances, documents, chattel paper, any right of Debtor to payment for services rendered, and whether or not earned by performance, and all other forms of obligations owing to Debtor, and general intangibles, all forms of obligations at any time owing to or held or acquired by Debtor and all of the Debtor's rights and claims with respect to such obligations (including its rights to receive payments on such obligations, all rights of Debtor under any arrangements authorizing Debtor to draw checks or drafts on the bank account of an obligor in respect of a Mortgage Loan, all rights of Debtor under any other automatic payment plan entered into by an obligor in respect of a Mortgage Loan, its rights to all collateral and other security therefor [including, without limitation, rights to all insurance of the foregoing as well as rights to any repossessed goods or real property] and its rights under all guaranties thereof);

                           (v) DEALER CLAIMS. All rights and claims of Debtor,
whether now existing or hereafter arising, against dealers or others from whom it acquires Mortgage Loans or liens or security interests in Mortgage Loans (individually a "DEALER" and collectively "DEALERS"), including, without limitation, all payments (whether in cash or property), and rights to receive payments or retain sums of money on account of or for Mortgage Loans returned, charged back to or repurchased by the parties from whom Debtor has acquired Mortgage Loans or liens or security interests in Mortgage Loans, including rights under letters of credit furnished to support rights and claims against dealers (the foregoing being collectively referred to as the "DEALER CLAIMS");

                           (vi) INDEMNIFICATION CLAIMS. All rights and claims of
Debtor, whether now existing or hereinafter arising, against title companies or other closing agents (collectively the "Closing Agents" and individually, a "Closing Agent") under any and all agreements or arrangements between Debtor and a Closing Agent in connection with the closing and funding of Mortgage Loans, (collectively, the "Indemnification Agreements"), including without limitation, all payments and rights to receive payments or other property thereunder;

                           (vii) RECORDS AND CABINETS. Supporting evidence and
documents relating to any of the above described property and agreements or arrangements for the processing or collection thereof, including without limitation, computer programs, disks, tapes and related electronic data processing media, together with rights of Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, tapes and discs and cabinets in or on which the same are reflected or maintained, all whether now existing or hereafter arising (the "RECORDS AND CABINETS");

                           (viii) REMITTANCE ACCOUNT. The Remittance Account and
all deposit accounts of, or for the benefit of, Debtor or any Closing Agent and all sums now or hereafter on deposit therein, into which proceeds of loans made by the Lender to Debtor are deposited (the term "Remittance Account" means that certain account number 019-004-7827 maintained with Household Bank FSB under the sole custody and control of the Lender);

                           (ix) PROCEEDS AND PRODUCTS. All proceeds and products
of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising; all of the foregoing being herein sometimes referred to as the "COLLATERAL".

         (b) This Agreement is made and given to secure, and shall secure, the prompt payment or performance in full when due, whether by lapse of time, acceleration or otherwise, of (i) all indebtedness, obligations and liabilities of each Debtor under or in connection with or evidenced by (w) the Credit Agreement or (x) the Notes from time to time issued by the Borrower thereunder or (y) the Guaranty or (z) this Agreement or any other Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) all expenses and charges, legal and otherwise, incurred by Lender in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting any security therefor, including, without limitation, the security afforded hereunder (all of such indebtedness, obligations, liabilities, expenses and charges identified in the immediately foregoing clauses (i) and (ii) being hereinafter referred to as the "SECURED OBLIGATIONS").

         3. DELIVERY OF COLLATERAL. (a) Each Debtor shall promptly deliver the Collateral or cause the Collateral to be delivered to the Lender hereunder. Delivery of the Collateral consisting of Mortgage Loans shall be effected by delivery of the Required Documents therefor.

         (b) Pending such delivery, all Collateral, including, without limitation, all promissory notes, mortgages, deeds of trust or other documents evidencing or relating to Mortgage Loans which may at anytime be in the possession of a Debtor shall be held by such Debtor subject to the security interest of the Lender therein solely as custodian, bailee and agent for and on behalf of the Lender subject to the instructions of the Lender.

         (c) Each delivery of Mortgage Loans shall be accompanied by a report of the applicable Debtor summarizing all pertinent information with respect to such Mortgage Loans.

         4. ALLOCATION OF PAYMENTS RECEIVED. All amounts received by the Lender (including without limitation all amounts credited to the Remittance Account) on account of the sale or other disposition of the Collateral or otherwise, shall be remitted and applied as provided in SECTIONS 2.5 or 3.3, as appropriate, of the Credit Agreement.

         5. HANDLING OF COLLATERAL; REMITTANCE ACCOUNT. (a) Unless an Event of Default shall have occurred and be continuing, from time to time until otherwise notified by the Required Banks (by telephone, telecopier or otherwise), the Lender is hereby authorized to release documentation relating to Mortgage Loans to a Debtor against a trust receipt executed by such Debtor in the form of EXHIBIT A hereto. Each Debtor hereby represents and warrants that any request by such Debtor for release of Collateral under this SECTION 5(A) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Lender for ultimate sale or exchange and that such Debtor has requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement, including, without limitation, the definition of Eligible Mortgage Loan.

         (b) Unless an Event of Default or Default shall have occurred and be continuing, in the event of a sale of Mortgage Loans, which will yield net proceeds to the applicable Debtor in an amount acceptable to Lender but in any event in a minimum amount at least equal to the amount by which the Note must be prepaid so that after giving effect to the release of the related Mortgage Loans involved in such sale, the outstanding principal balance of the Note will not exceed the Borrowing Base as then in effect (the "MINIMUM RELEASE PRICE") upon deposit into the Remittance

Account of all proceeds in respect to such sale, the Lender will transmit Mortgage Loans so sold as directed by such Debtor upon one business Day's prior notice.

         (c) Each Debtor shall direct any purchaser of any Mortgage Loan to remit all amounts (whether on account of principal, interest, premium or otherwise) payable on account of the sale of any Mortgage Loan ("Sales Proceeds) directly to the Remittance Account, to be handled and applied as proved in SECTIONS 2.5 or 3.3, as appropriate, of the Credit Agreement. Pursuant to
Section 2 above each Debtor has granted a security interest in and lien upon the Remittance Account and in any and all amounts at any time held therein as collateral security for the Secured Obligations. This Section 9(c) shall constitute notice to Household Bank, FSB of such security interest pursuant to
Section 9302(1)(g) of the Illinois Uniform Commercial Code and any other law or regulation requiring such notice. This Section 9(c) shall further constitute irrevocable notice to and Household Bank, FSB that Remittance Account is a "NO ACCESS" account to the Debtors.

         (d) Unless notified to the contrary by the Lender and if, but only if, such action is not inconsistent with the express provisions of this Security Agreement and the Credit Agreement and would not create an Event of Default or Default hereunder or thereunder, each Debtor may engage in the consumer finance mortgage business and, in connection therewith, may: originate, acquire and service mortgage loans; receive payments on mortgages from the obligors thereon and impounds and fees in connection therewith; retain, use and apply fees and payments made on account of the mortgages by the obligors thereunder; disburse from impound accounts; in the ordinary course of such Debtor's business, deal with and manage its records, files and other items described in Section 2 above; sell or otherwise dispose of mortgages not included in the Borrowing Base, with or without servicing rights; pledge mortgages to the extent permitted under the Credit Agreement; sell servicing rights; and enter into, exercise rights under, perform, modify, waive and cancel any Take-Out Commitments, provided however, that prior to receipt of any such notice from the Lender, each Debtor shall deposit any payment received by it directly to the Remittance Account on account of any Mortgage Loan which exceeds 2% of the principal amount of such Mortgage Loan.

         6. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. So long as any Secured Obligations or any obligation to extend the same remain outstanding, each Debtor hereby covenants and agrees with, and represents and warrants to, the Lender that:

         (a) Each Debtor is the sole lawful owner of the Collateral and has the sole right, power and lawful authority to deliver this Agreement and to perform each and all of the matters and things herein provided for.

         (b) Each Debtor's chief executive office and chief place of business is 3901 Pelham Road, Greenville, South Carolina 29615, and that such Debtor has no other executive offices or places of business other than as set forth on Exhibit B hereto. Such Debtor will not maintain an executive office or place of business at a location other than those specified pursuant to the immediately preceding sentence without first providing the Lender 30 days' prior written notice of its intent to do so; provided, however, that such Debtor will at all times maintain its chief executive office in the contiguous continental United States. Each Debtor's federal tax identification number is as set forth on Exhibit B hereto.

         (c) The Collateral and every part thereof is and will be free and clear of all security interests, liens, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Lender therein and liens permitted under SECTION
7.7 of the Credit Agreement. Each Debtor will warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Lender.

         (d) Each Mortgage Loan which is included at any time in the computation of the Borrowing Base, is an Eligible Mortgage Loan.

         (e) Each Debtor will promptly pay when due all taxes, assessments, and governmental charges and levies upon or against such Debtor or its operations or the Collateral or any other property of such Debtor, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure on or other realization upon the Collateral and preclude interference with the operation of such Debtor's business in the ordinary course, and such Debtor shall have established adequate reserves therefor.

         (f) Each Debtor will not, without the Lender's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein except to the Lender and as otherwise permitted under SECTION 5 above.

         (g) Each Debtor will at all times allow the Lender or its representatives free access to and right of inspection of the premises of such Debtor and the Collateral. Such Debtor will not remove the Collateral from its present location without the Lender's prior written consent (provided that it is understood and agreed that if for any reason Collateral is at any time kept or located at locations other than its present location or locations hereafter consented to by the Lender, the Lender shall nevertheless have and retain a security interest therein).

         (h) Each Debtor agrees, at all times upon the request of the Lender to account fully for the Collateral and all proceeds thereof and further agrees, unless notified in writing to do otherwise, to promptly deliver to the Lender, in the form received, all Collateral or Proceeds thereof endorsed to the Lender as appropriate and accompanied by such assignments and powers, duly executed, as the Lender shall request and until so delivered all Collateral and Proceeds shall be held in trust for the Lender, separate from all other property of such Debtor and identified as subject to the security interest in favor of the Lender.

         (i) Such Debtor has not invoiced payments due with respect to Mortgage Loans or other Receivables or otherwise transacted business, and does not invoice payments due with respect to Mortgage Loans or other Receivables or otherwise transact business, under any trade names or styles other than in its name indicated at the beginning hereof. Such Debtor will not change its name or transact business under any trade name, in each case without first giving the Lender 30 days' prior written notice of its intent to do so.

         (j) Each Debtor agrees to execute and deliver to the Lender such further endorsements, agreements, financing statements and assignments or other instruments and documents and to do all such other things as the Lender may deem necessary or appropriate to assure the Lender its security interest and the priority thereof hereunder, including such financing statement or statements or amendments thereof or supplements thereto or other instruments as the Lender may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "CODE"). Each Debtor agrees to promptly deliver to the Lender all originals of Collateral or proceeds constituting chattel paper or instruments. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Lender without notice thereof to such Debtor wherever the Lender in its sole discretion desires to file the same. In the event for any reason the law of any other jurisdiction than Illinois becomes or is applicable to the Collateral or any part thereof, each Debtor agrees to execute and deliver all such instruments and to do all such other things as the Lender in its sole discretion deems necessary or appropriate to preserve, protect and enforce the security interest of the Lender under the law of such other jurisdiction to at least the same extent as such security interest would be protected under the Code. The Lender shall, after an Event of Default shall have occurred hereunder and while continuing, have the right to take physical possession of any and all of the Collateral and to maintain such possession on such Debtor's premises or to remove the Collateral or any part thereof to such other places as the Lender may desire. If the Lender exercises its right to take possession of the Collateral, such Debtor shall, upon Lender's demand, assemble the Collateral and make it available to the Lender at a place designated by the Lender. Such Debtor shall at its expense perform any and all other steps requested by Lender to preserve and protect the security interest hereby granted in the Collateral.

         (k) No Debtor will, except as permitted under SECTION 5(A) hereof, modify, compromise, extend, rescind or cancel any note, mortgage, deed of trust or other document, instrument or agreement relating to any Mortgage Loan pledged under this Security Agreement or consent to a postponement of strict compliance on the part of any party thereto with any material term or provision thereof.

         (l) Each Debtor will do all things that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral.

         (m) On failure of any Debtor to perform any of the covenants and agreements herein contained, the Lender may at its option perform the same and in so doing may expend such sums as the Lender may deem advisable in the performance thereof, including without limitation the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims and all other expenditures which the Lender may be compelled to make by operation of law or which the Lender may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the applicable Debtor immediately without notice or demand, shall constitute additional Secured Obligations hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be for the actual number of days elapsed) determined by adding 6% to the Domestic Rate with any change in such rate per annum as so determined by reason of a change in such Domestic Rate to be effective on the date of such change in said Domestic Rate] (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Lender on behalf of any Debtor, and no such advancement or expenditure therefor, shall relieve such Debtor of any default under the terms of this Agreement or in any way obligate the Lender to take any further or future action with respect thereto. The Lender in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Lender in performing any act hereunder shall be the sole judge of whether such Debtor is required to perform the same under the terms of this Agreement. The Lender is authorized to charge the Remittance Account or any other depository or other account of such Debtor maintained with the Lender for the amount of such sums and amounts so expended by the Lender.

         7.       COLLECTION OF COLLATERAL PAYMENTS.

         (a) Subject to Section 5 hereof, each Debtor shall make collection of all Mortgage Loans, Receivables, Dealer Claims and any other sums due with respect to the Collateral (collectively, "COLLATERAL PAYMENTS") unless notified to the contrary by the Lender after the occurrence and during the continuance of any Default or Event of Default and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof and of any separate written agreements between such Debtor and the Lender; PROVIDED that, other than in the ordinary course of such Debtor's business and consistent with practices historically observed by it, such Debtor shall not, without the prior written consent of the Lender, grant any extension of the time of payment of any Collateral Payment, compromise or settle any Collateral Payment for less than the full amount thereof, release (in whole or in part) any person or property liable for the payment thereof or granted as collateral security therefor, or allow any credit or discount whatsoever thereon.

         (b) Upon request of the Lender to do so, all instruments (including any postdated checks) at any time constituting part of the Collateral Payments shall, upon receipt by such Debtor, be immediately endorsed to and deposited with the Lender in the same form as received by such Debtor. Whether or not the Lender has exercised any or all of its rights under other provisions of this
SECTION 7, in the event the Lender requests such Debtor to do so:

                  (i) all chattel paper at any time constituting part of the Collateral Payments shall, upon receipt by such Debtor, be immediately endorsed to and deposited with the Lender; and/or

                  (ii) such Debtor shall instruct all customers and account debtors to remit all payments in respect of Collateral Payments to a lock box or lock boxes under the sole custody and control of the Lender and which are maintained at post offices selected by such Debtor and acceptable to the Lender.

         (c) Upon the occurrence and during the continuation of any Default or Event of Default hereunder, whether or not the Lender has exercised any or all of its rights under other provisions of this SECTION 7, the Lender or its designee may notify account debtors or others at any time that Collateral Payments have been assigned to the Lender or of the Lender's security interest therein and either in its own name, or the name of such Debtor, or both, demand, collect (including, without limitation, through a lock box analogous to that described in SECTION 7(B)(II) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Collateral Payments, and in the Lender's discretion file any claim or take any other action or proceeding which Lender may deem necessary or appropriate to protect and realize upon the security interest of Lender in the Collateral Payments.

         9. POWER OF ATTORNEY. In addition to any other powers of attorney contained herein, each Debtor appoints the Lender and its nominees, or any other person whom the Lender may designate as such Debtor's attorney in fact, with full power (i) to endorse such Debtor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession and (ii) to sign such Debtor's name on drafts against customers, on schedules and assignments of Collateral payments, on notices of assignment and on public records, on verifications of accounts, and on notices to customers, to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Lender, and to receive, open and dispose of all mail addressed to such Debtor, provided that the Lender agrees, as a special covenant, to exercise such rights set forth in clauses (i) and (ii) only upon the occurrence and during the continuance of an Event of Default hereunder. The Lender may send requests for verification of Collateral Payments to customers or account debtors, and do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Lender nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully satisfied and the commitments of the Lender to extend credit to the Borrower under the Credit Agreement have terminated. The Lender may file one or more financing statements disclosing its security interest in any or all of the Collateral without such Debtor's signature appearing thereon. Each Debtor also hereby grants the Lender a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to such Debtor, which power of attorney is coupled with an interest and is irrevocable until the Secured

Obligations have been fully satisfied and the commitments of the Lender to extend credit to the Borrower under the Credit Agreement have terminated.

         10.      DEFAULTS AND REMEDIES.

         (a) The occurrence of any event or the existence of any condition which is specified as an Event of Default or Default under the Credit Agreement shall constitute an "EVENT OF DEFAULT" or "DEFAULT" hereunder.

         (b) Upon the occurrence and during the continuation of any Event of Default hereunder, the Lender shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted), and further the Lender may, without demand and without advertisement or notice, all of which each Debtor hereby waives, at any time or times, sell and deliver any or all Collateral held by it for its public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion. In addition to all other sums due the Lender hereunder, the Debtors, jointly and severally shall pay the Lender all costs and expenses incurred by the Lender, including a reasonable allowance for attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Lender or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code. Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors at the mailing address shown at the beginning hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Lender may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Lender may further postpone such sale by announcement made at such time and place.

         (c) Failure by the Lender to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Lender or provided by law, or delay by the Lender in exercising the same, shall not operate as a waiver; no waiver by the Lender shall be effective unless it is in writing, signed by the Lender and then only to the extent specifically stated. For purposes of this Agreement, a Default or Event of Default hereunder shall be construed as continuing after its occurrence until the same is waived in writing by the Lender. Neither the Lender, nor any party acting as attorney for the Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Lender under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Lender may have.

         11. APPLICATION OF PROCEEDS. The proceeds and avails of the Collateral at any time received by the Lender shall, (if received by the Lender in cash or its equivalent) be applied by the Lender in reduction of the Secured Obligations as set forth in SECTIONS 2.5 or 3.3, as appropriate of the Credit Agreement except as otherwise expressly provided herein. The Debtors shall remain liable to the Lender for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower or to whomsoever the Lender reasonably determine to be lawfully entitled thereto.

         12. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and any Commitment of the Lender to extend any credit to the Borrower under the Credit Agreement shall have terminated. Upon such termination of this Agreement, the Lender shall, upon the request and at the expense of the Borrower, forthwith release all its liens and security interests hereunder.

         13.      MISCELLANEOUS.

         (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, to the benefit of the Lender and its successors and assigns; provided, however, that no Debtor may assign its rights or delegate its duties hereunder without the Lender's prior written consent. Each Debtor hereby releases the Lender from any liability for any act or omission relating to the Collateral or this Agreement, except the Lender's gross negligence or willful misconduct.

         (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be given and deemed to have been made if given in accordance with the provisions of SECTION
9.6 of the Credit Agreement, addressed as specified in SECTION 9.6 of the Credit Agreement.

         (c) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

         (d) This Agreement shall, to the extent permitted by applicable law, be deemed to have been made in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (e) Each Debtor, by its execution hereof, acknowledges and agrees that it is and remains liable for the performance of any and all of its obligations under the Collateral to the same extent as though this Agreement had not been made. Each Debtor acknowledges that this Agreement constitutes an assignment of rights of such Debtor and not an assignment of any duties or obligations of such Debtor with respect to the Collateral, it being understood that the Lender shall not in any manner be responsible for the performance of any such duties or obligations.

         (f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument.

         IN WITNESS WHEREOF, the Debtors have has caused this Agreement to be duly executed as of the date first above written.


                                            HOMEGOLD, INC.,

Address for Notices:
3901 Pelham Road                            By: ________________________________
Greenville, SC 29615                        Name: ______________________________
                                            Title: _____________________________


Address:                                    HOMEGOLD FINANCIAL, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    CAROLINA INVESTORS, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    PREMIER FINANCIAL SERVICE, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    LOAN PRO$, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________

Address:                                    EMERGENT BUSINESS CAPITAL ASSET
                                            BASED LENDING, INC.
3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    REEDY RIVER VENTURES, L.P.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT SBIC, INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT COMMERCIAL MORTGAGE,
                                            INC.

3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT BUSINESS CAPITAL, INC.


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________

Address:                                    EMERGENT AUTO HOLDINGS, INC.


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________



Address:                                    EMERGENT INSURANCE AGENCY CORP.


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    EMERGENT MORTGAGE CORP. OF
                                            TENNESSEE


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________


Address:                                    HOMEGOLD REALTY, INC.


3001 Pellham Road
Greenville, South Carolina 29615            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________

         Accepted and agreed to in Wood Dale, Illinois as of the date first above written.


                                   HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC.



                                   By: _________________________________________
                                            Michael J. Hammond
                                            Vice President

                              Schedule of Exhibits
                                       to
                               Security Agreement




EXHIBIT                 DOCUMENT
-------                 --------

A                       Form of Trust Receipt

B                       Chief Executive Office and Principal Place of Business

                                    Exhibit A

                              Form of Trust Receipt
                       Date _______________________, 19___

         The undersigned, _____________________________________, a _____________
corporation (the "DEBTOR"), acknowledges receipt from Household Commercial Financial Services, Inc. ("LENDER") for the exclusive benefit of the Lender pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Security Agreement dated as of ______________, ____, among the Lender and the Debtors party thereto, or from its duly appointed sub-agent, of the following described documentation for the identified Mortgage Loans (the "COLLATERAL DOCUMENTS"), possession of which is herewith entrusted to the Debtor solely for the purpose of correcting documentary defects relating thereto:

                                                                                         Loan Document
      Debtor Name                Loan Number                Note Amount                      Delivered
      -----------                -----------                -----------                      ---------



         It is hereby acknowledged that a security interest pursuant to the Illinois Uniform Commercial Code in the Collateral hereinabove described and in the Proceeds of said Collateral has been granted to Lender pursuant to the Security Agreement.

         The Debtor hereby represents and warrants that (a) the unpaid principal amount of the Mortgage Loans the Collateral Documents for which are requested to be released hereunder when added to the unpaid principal amount of all other Mortgage Loans included in the computation of the Borrowing Base the Collateral Documents for which have been similarly released does not exceed $______________ and (b) no Default or Event of Default has occurred under the Credit Agreement.

         In consideration of the aforesaid delivery by Lender (or by its duly appointed sub-agent), the Debtor hereby agrees to hold said Collateral in trust for Lender as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral to Lender no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.


                                      __________________________________________

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________

                                    Exhibit B




                                               Other Offices/                      Federal Tax
             Debtor Name                    Places of Business                      ID Number
             -----------                    ------------------                      ---------

